                                                                 EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW All MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Symix Systems, Inc. 1999 Non-Qualified Stock Option Plan for Key Employees hereby constitutes Stephen A. Sasser and Lawrence W. DeLeon as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of this 30 day of November, 1999.


                                 /s/ Lawrence J. Fox
                                 -----------------------------------------------
                                 Lawrence J. Fox

                                                                 EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW All MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Symix Systems, Inc. 1999 Non-Qualified Stock Option Plan for Key Employees hereby constitutes Lawrence J. Fox and Lawrence W. DeLeon as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of this 30 day of November, 1999.


                                /s/ Stephen A. Sasser
                                ------------------------------------------------
                                Stephen A. Sasser

                                                                 EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW All MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Symix Systems, Inc. 1999 Non-Qualified Stock Option Plan for Key Employees hereby constitutes Lawrence J. Fox and Lawrence W. DeLeon as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of this 22 day of November, 1999.


                                /s/ James A. Rutherford
                                ------------------------------------------------
                                James A. Rutherford

                                                                 EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW All MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Symix Systems, Inc. 1999 Non-Qualified Stock Option Plan for Key Employees hereby constitutes Lawrence J. Fox and Lawrence W. DeLeon as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of this __ day of November, 1999.



                                ------------------------------------------------
                                Larry L. Liebert

                                                                 EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW All MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Symix Systems, Inc. 1999 Non-Qualified Stock Option Plan for Key Employees hereby constitutes Lawrence J. Fox and Lawrence W. DeLeon as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of this 19 day of November, 1999.


                                /s/ John Tait
                                ------------------------------------------------
                                John Tait

                                                                 EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW All MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Symix Systems, Inc. 1999 Non-Qualified Stock Option Plan for Key Employees hereby constitutes Lawrence J. Fox and Lawrence W. DeLeon as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of this 20 day of November, 1999.


                                /s/ Duke W. Thomas
                                ------------------------------------------------
                                Duke W. Thomas

                                                                 EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW All MEN BY THESE PRESENTS, that the undersigned officer and/or director of Symix Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Symix Systems, Inc. 1999 Non-Qualified Stock Option Plan for Key Employees hereby constitutes Lawrence J. Fox and Stephen A. Sasser as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of this 30 day of November, 1999.


                                /s/ Lawrence W. DeLeon
                                ------------------------------------------------
                                Lawrence W. DeLeon